Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended. Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1), as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them to such a statement on Schedule 13D with respect to the common stock or other securities of NCR Corporation beneficially owned by each of them. Each of the undersigned hereby expressly authorizes each other party to file on its behalf any and all amendments to such statement. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

Dated: December 11, 2015

BLACKSTONE BCP VI SBS ESC HOLDCO L.P.
By: BCP VI Side-by-Side GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE NCR HOLDCO L.P.
By: Blackstone NCR Holdco GP L.L.C., its general partner
By: Blackstone Management Associates VI L.L.C., its managing member
By: BMA VI L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE NCR HOLDCO GP L.L.C.
By: Blackstone Management Associates VI L.L.C., its managing member
By: BMA VI L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BTO NCR HOLDINGS - ESC L.P.
By: BTO Holdings Manager L.L.C., its general partner
By: Blackstone Tactical Opportunities Associates L.L.C., its managing member
By: BTOA L.L.C., its sole member

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Person

BTO NCR HOLDINGS L.P.
By: BTO Holdings Manager L.L.C., its general partner
By: Blackstone Tactical Opportunities Associates L.L.C., its managing member
By: BTOA L.L.C., its sole member

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Person

BTO HOLDINGS MANAGER L.L.C.
By: Blackstone Tactical Opportunities Associates L.L.C., its managing member
By: BTOA L.L.C., its sole member

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Person

BLACKSTONE TACTICAL OPPORTUNITIES ASSOCIATES L.L.C.
By: BTOA L.L.C., its sole member

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Person

BTOA L.L.C.

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Person

BLACKSTONE MANAGEMENT ASSOCIATES VI L.L.C.
By: BMA VI L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BMA VI L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BCP VI SIDE-BY-SIDE GP L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III L.P.
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP L.P.
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

THE BLACKSTONE GROUP L.P.
By: Blackstone Group Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

STEPHEN A. SCHWARZMAN

By:	/s/ Stephen A. Schwarzman
Name:	Stephen A. Schwarzman